MANAGERS INCOME EQUITY
FUND MANAGERS CAPITAL
APPRECIATION FUND
MANAGERS SPECIAL
EQUITY FUND MANAGERS
INTERNATIONAL EQUITY
FUND SEMI-ANNUAL
REPORT
JUNE 30, 1997

MANAGERS INCOME EQUITY
FUND MANAGERS CAPITAL
APPRECIATION FUND
MANAGERS SPECIAL
EQUITY FUND MANAGERS
INTERNATIONAL EQUITY
FUND Semi-Annual
Report
June 30, 1997
(unaudited)

TABLE OF CONTENTS
                                                    Begins on Page
                                                  ---------PRESIDENT'S
MESSAGE                                                1
THE MANAGERS FUNDS PERFORMANCE                         3
 Complete performance table for all of The
Managers Funds
 as of June 30, 1997
INVESTMENT MANAGER'S COMMENTS                          4
 Discussion of Funds' investment results
during the period
 with a special focus on the sub-advisors of
Managers Special
 Fund.  Also, top ten holdings of each Fund.
SUMMARY OF MAJOR SECTORS AND COUNTRY
ALLOCATIONS                                           10
 Side by side comparison of the Funds'
industry breakdown SCHEDULES OF PORTFOLIO
INVESTMENTS                                           11
 Detailed portfolio listings by security type
and industry sector,
 as valued at June 30, 1997
STATEMENTS OF ASSETS AND LIABILITIES                  24
 Fund balance sheets, Net Asset Value (NAV)
per share computation
 and cumulative undistributed amounts
STATEMENTS OF OPERATIONS                              25
 Detail of sources of income, fund expenses,
and realized and unrealized
 gains (losses) during the period
STATEMENTS OF CHANGES IN NET ASSETS                   26
 Detail of changes in fund assets and
distributions to shareholders for the
 past two periods
FINANCIAL HIGHLIGHTS                                  28
 Historical net asset values, distributions,
total returns, expense ratios,
 turnover ratios and net assets
NOTES TO FINANCIAL STATEMENTS                         32
 Accounting and distribution policies, details of agreements and transactions with fund management and description of certain
                   investment
risks


Investments in The Managers Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the funds are not federally insured by the Federal Deposit
Insurance Corp., the Federal Reserve Board, or any governmental agency.



President's Message

Dear Fellow Shareholder:
Despite a brief pause in late March and early
April, the financial markets charged to record levels in the first half of 1997. The primary driver continues to be strong economic growth without evidence of inflation. Domestic stocks turned in an extremely strong performance, with most of the broad domestic stock indices hitting all time highs during the second quarter.
European stocks were strong for the six months while Far Eastern bourses were mixed.
The economy accelerated in the first quarter, with Gross Domestic Product (GDP) rising at a revised annualized rate of 4.9%, then cooled to a 2.2% annual rate in the second quarter as consumer spending slowed down. The key concern during such relatively healthy growth continues to be inflationary pressures, however, they have yet to make any real impact. The Consumer Price
Index, which measures retail prices, rose only slightly (0.69%) for the first six months of the year, while the Producer Price Index, which measures wholesale prices, dropped for six consecutive months for the first time ever.
Business leaders have been reluctant to raise prices for fear of losing market share, and they are not likely to increase prices until their true capacity is stretched. Labor rates have risen only slightly, probably due to the current expansion of the labor force and the proven willingness of businesses to slash jobs which has made labor groups reluctant to demand higher fees.
Stocks of large companies began the year reasonably well with strong earnings reports buoying prices. As the surging economic statistics would suggest, corporate fundamentals remain strong and corporate managers consistently raised their dividends. However, just as low interest rates were an important factor in the rising valuation of the market over the past two years, rising rates put a damper on stock prices in the first quarter. Not surprisingly, the stocks with the highest valuations (i.e., P/E) were hit the hardest.
With the rosy economic environment coming into question in March, the market moved toward more predictable holdings, and earnings disappointments were punished severely. While large capitalization indices such as the S&P 500 and the Dow Jones Industrial Average (the "Dow") rose 10% into mid-February, small capitalization stocks, as measured by the Russell 2000, were languishing with very large performance differences between "growth" stocks, which moved lower, and "value" stocks.
In the second quarter, domestic stocks moved sharply higher. As the market rose, it became more volatile because investors are becoming increasingly concerned with valuations. Much of the concern focuses on the level of interest rates, which is primarily why the market corrected in March, in anticipation of the Federal Reserve Board's interest rate hike, and rallied in May, when first quarter earnings and inflation statistics showed healthy corporate earnings and no evidence of inflation. Continued strong cash flows into mutual funds, and increasing merger activity also boosted stock prices. In addition to the "index effect," large capitalization stocks also benefited from investors' pursuit of liquidity in their climb up the "wall of worry." This could backfire on investors who lose sight of price risk in their quest to minimize liquidity risk.
The Dow closed at 7,673, returning 20.1% for the six months. The S&P 500 index returned 20.6%, the NASDAQ Composite index returned 11.9% and the Russell 2000 Index, which measures the performance of a broad list of small capitalization stocks, returned 10.2% during this period.
Foreign stocks performed extremely well during the first six months of 1997, particularly when measured in their local currencies. Despite continuing uncertainty over the fate of the European
Monetary Union, along with other shocks such as surprise election victories in France and Britain, European stocks moved sharply higher, benefiting from the same conditions which have been propelling the U.S. markets over the past few years. The strength in the U.S. Dollar versus most European currencies diminished the returns somewhat. Stocks in the Far East were mixed, although the major markets were strong during the second quarter. Japan's Nikkei Index, which lost 7% in the first quarter, rebounded sharply by rising 14.5% for the second quarter.
The Japanese Yen followed a similar path, dropping 7% during the first quarter, then rebounding 8.0% during the second quarter. Thus, the Japanese market returned roughly 8.4% in U.S. Dollars for the six month period. During the second quarter, Hong Kong stocks surged 21% in anticipation of the June 30th handoff from British rule to the Chinese.
Domestic bonds offered more stability during the first quarter, but no meaningful returns as bond yields rose across all maturities and the first quarter culminated with the Federal Reserve
Board raising the discount rate by 25 basis points (25%).
The healthy economic environment served the domestic bond markets well during the second quarter. The Fed's decision to hold rates steady, along with the aforementioned lack of inflationary evidence, gave investors confidence that interest rates were appropriately positioned. Rates dropped moderately across all maturity ranges.
Looking forward, we urge you to remember that the strength of the equity markets has been the result of a near perfect economic environment.
As recently noted in Barron's, over the past fifteen years, equity investors have enjoyed the best average return of any fifteen year period in the last 180 years. While this favorable, yet delicately balanced, environment could continue for awhile, the returns are not likely to be nearly as robust. We continue to believe that diversification into several asset classes is prudent, and that it is particularly important to evaluate and rebalance investment portfolios based on future prospects rather than relying on past performance.
We at The Managers Funds continue to believe that active portfolio management by experienced investment professionals with the resources to research and evaluate individual issues is the best strategy in the long run. Common sense suggests that stocks should be owned based on their individual merit and prospective returns rather than their group membership or historical returns. We also believe, as do most investment organizations, that there are many different, yet successful, approaches to equity investing, and that there are benefits to diversifying across investment approaches.
As always, should you have any questions on this report, please feel free to contact us or your financial advisor. We thank you for your continued investment in The Managers Funds.

Sincerely,
/s/ Robert P. Watson
Robert P. Watson
President


THE MANAGERS FUNDS PERFORMANCE (UNAUDITED)
All periods ending June 30, 1997
          Average Annual Total Returns*
--------------------------------------------------
--------------------
                                       Since
Inception Morningstar
    6 Months 1 Year  3 Years  5 Years  10 Years
Inception  Date   Rating**
        ------------ -------- ---------- ---------
- ---------- ------------ -------- --------
Equity Funds:
Income
 Equity  15.06%27.21%23.00%17.10%12.22%15.23%Oct.
'84****
Capital
 Appreciation
 Fund     5.09%11.97%18.28%15.22%12.79%15.28%Jun.
'84***
Special Equity
 Fund     9.93%16.25%24.57%20.27%15.84%16.63%Jun.
'84****
International
 Equity
Fund12.79%19.38%14.70%15.64%10.47%14.83%Dec. '85
****

Income Funds:
Short Government
 Fund     2.34% 5.55% 5.62% 2.86%     - 5.18%Oct.
'87**
Short & Intermediate
Bond Fund 2.35% 6.22% 6.41% 5.31% 7.19% 8.42%Jun.
'84****
Intermediate Mortgage
 Fund     3.09% 7.78% 6.41% 2.23% 6.68% 7.09%May
'86  *
Bond Fund 3.96%13.31%12.26% 9.15%
9.88%11.24%Jun. '84*****
Global
Bond Fund-1.64%4.31% 6.27%     -     - 5.75%Mar.
                      '94 *
Money
Market Fund2.61%5.35%5.11% 4.11% 5.45% 5.89%Jun.
                      '84NA

Past performance is no guarantee of future results. Investment returns and share price will fluctuate. The redemption price of a mutual fund may be more or less than the purchase price. For additional or more recent information, or for a current prospectus for any Fund(s), please call
The Managers Funds at (800) 835-3879, or your investment adviser.

*Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.

**Morningstar proprietary ratings reflect risk-adjusted performance through 6/30/97 and are subject to change every month. The ratings are by asset class and are calculated from the funds' three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Tbill returns. For the three-, five- and ten-year periods, respectively, each of the Equity Funds other than the International Equity Fund was rated against 2,016, 1,153 and 637 equity funds, the International Equity Fund was rated against 535,
245 and 94 international equity funds, and each of the Income Funds was rated against 1,258, 687 and 293 fixed-income funds. Ten percent of the funds in each asset class receive five stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.


Managers Income Equity Fund
 Investment Manager's Comments -----------------
------------------------------------------------
----------------
Managers Income Equity Fund is an income
oriented stock fund managed by The Managers
Funds, L.P. since its inception in 1984. The
Managers Funds currently utilizes two
independent subadvisors who each manage
approximately half of the total portfolio:
Anthony Spare, of Spare, Kaplan, Bischel &
Associates (SKB&A), hired in August 1990, and
Robert Hoffman, of Scudder, Stevens & Clark,
Inc. (SS&C), hired in August 1991.
The Six Month Review During the first six months
of 1997, Managers Income Equity Fund provided a
total return of 15.1% versus the Standard &
Poor's 500 Stock Index (S&P 500) return of
20.6%. -----------------------------------------
---------------------------------------
Top Ten Holdings as of June 30, 1997
                                       % Fund
                                   ----------
Phillip Morris*                           2.3
GTE*                                      2.2
J.C. Penney*                              2.0
Xerox                                     2.0
J.P. Morgan*                              1.9
Bell Atlantic*                            1.8
NYNEX*                                    1.7
Corestates Financial                      1.7
Philips Electronics                       1.7
Ford Motor Co.                            1.7

*A top ten holding December 1996
------------------------------------------------
---------------------------------
The Fund's yield oriented style, partly intended to reduce volatility, can typically be expected to lag the market in strong upturns, while outperforming the market during moderate, flat and down markets. Thus, it is not surprising that the Fund lagged the market early in the first quarter and again during the strong second quarter rally, although it did make up some relative performance during the March/April downturn.
The Fund's heavy weighting in electric utility stocks were a primary weakness during the first six months of 1997. Utilities as a sector were by far the poorest performers for the period, rising "only" 5%. In particular, the Fund's position Northeast Utilities declined 40% in the first quarter after its dividend was eliminated.
The position was subsequently liquidated early in the second quarter.
The Fund's largest holding, Phillip Morris, which was marked by volatility associated with pending settlement of tobacco litigation, kept up with the market returning 20% during the period.
Pharmaceuticals were an area of strength for the period. Fund holdings of Bristol-Myers Squibb and Warner Lambert rose 50% and 66%, respectively, while both managers took advantage of the prices by reducing their holdings on strength during the second quarter.
Strong top ten holdings included Bell Atlantic and NYNEX, which announced their merger, and Xerox and Phillips Electronics which returned
50% and 80%, respectively, during the six month period.
Although hurt by rising interest rates in the first quarter, financials, which make up a large portion of the Fund, performed well during the second quarter, notably Lincoln National and Student Loan Marketing (Sallie Mae) which rose
23% and 36%, respectively, for the six
month period.

Managers Capital Appreciation Fund
Investment Manager's Comments ------------------
------------------------------------------------
------------------------
Managers Capital Appreciation Fund is a growth oriented stock fund managed by The Managers
Funds, L.P. since its inception in 1984. The
Managers Funds currently utilizes two
independent subadvisors who each manage
approximately one half of the total portfolio:
Frank Husic at Husic Capital Management, hired in September, 1996, and Joseph McNay of Essex
Investment Management Company, just hired in March of 1997.

The Six Month Review
During the first six months of 1997, Managers
Capital Appreciation Fund provided a total
return of 5.1% versus 20.6% for the S&P 500.
The Fund lagged the market in both the first and
second quarters of 1997. During March, the Fund
began a restructuring process when Essex
Investment Management was hired to replace
Dietche & Field Advisers. The timing of this
restructuring to a more aggressive, growth
oriented portfolio coincided with the
March/April market decline which punished the
technology and health care companies which both
managers held.
The correction, however, did give Essex an
opportunity to establish new positions at more
favorable prices. Husic also repositioned its
portfolio and the results of both managers'
efforts are reflected in the top ten holdings,
where only one stock (Household International)
from the top ten list of December 1996 remained
in that list at June 30. -----------------------
------------------------------------------------
------------------------------
Top Ten Holdings as of June 30, 1997
                                       % Fund
                                   ----------
Household International*                  2.3
Washington Mutual                         2.2
America Online                            2.0
Warner Lambert                            2.0
National Semiconductor                    1.9
Schlumberger                              1.8
Citicorp.                                 1.7
Federal Express                           1.7
Philips Electronics                       1.7
Xerox                                     1.7
Microsoft                                 1.7

*A top ten holding December 1996
------------------------------------------------
---------------------------------
During the second quarter, the Fund's avoidance of some of the largest components of the S&P
500, which performed well, led to continued underperformance for the Fund. This was particularly true in the technology sector where the Fund's holdings rose only 10% on average, versus 18% for the entire technology sector.
There can be no generalizations as to why the managers chose not to hold these companies, other than to note that they see better appreciation potential for their holdings in terms of growth and valuations. Examples of these include National Semiconductor, a top ten holding which only rose 10% during the second quarter and 26% for the full six months, and Advanced Micro Devices, which corrected 13% after a sharp first quarter rise and finished up 40% for the first half.
Areas of relative strength in the second quarter included individual names such as Tellabs, which rose 55% upon announcing record revenues and sharply higher earnings and Xerox, which was added to the portfolio in May and rose 19% upon the company's introduction of a new product line.
The Fund's financial and healthcare holdings were the strongest performers during the first six months. The Fund's two largest holdings, Household International and Washington Mutual appreciated 27% and 38, respectively, and BankAmerica rose by 29%. A new position in Warner Lambert added during the second quarter rose 17%, while core positions in Pfizer and Eli
Lilly appreciated 16% and 26%, respectively, for the full six-month period.
Other areas of relative strength included positions in Microsoft, America Online and Federal Express, which rose 53%, 38% and 30%, respectively, during the six month period.

Managers Special Equity Fund
Investment Manager's Comments ------------------
------------------------------------------------
------------------------
Managers Special Equity Fund, managed by The
Managers Funds, L.P. since its inception in
1984, is a growth oriented equity fund which
primarily invests in the stocks of small
capitalization companies. The Managers Funds
currently utilizes three independent subadvisors
who each manage approximately one third of the
total portfolio: Andrew Knuth of Westport Asset
Management, and Timothy Ebright of Liberty
Investment Management, each of whom has been
managing a portion of the fund since December,
1985, and Gary Pilgrim of Pilgrim Baxter &
Associates, who has been managing a portion of
the fund since October, 1994.
The Portfolio Managers
Andy Knuth's investment philosophy entails
investing in small capitalization companies
which he perceives as having significant upside
potential in earnings and return on equity over
the next twelve to eighteen months. Although he
is investing for growth, Andy will purchase
stocks only if they are selling at or below the
market's price/earnings multiple, or below
valuations of other companies in the same
industry. Thus, he must discover and invest in
companies very early in their growth cycle.
Implicit in the strategy is that Andy and his
partner focus on a small number of issues and
normally hold them for a long time. The
concentration and low turnover enable Andy to
heavily research and monitor each position. He
is focused on future profits only, and, in fact,
prefers to find businesses which are inherently
good but which have gone through a troubling
period. Factors which may improve earnings and
investor perceptions include acquisitions or
divestitures, management shakeups, changes in
the business cycle, or the development of a
proprietary product in a strong industry. He
specifically searches for companies with good
managers who are finding ways to substantially
improve the company.
The result is that Andy will typically have a
portfolio of approximately 30 stocks, and any
significant industry concentrations are merely
an outcome of bottom up selection. Because some
of the companies in which he invests may not yet
have earnings, the price to trailing earnings
ratio may be high, although the price to forward
earnings will be well below average. Andy is a
patient investor, usually turning over less than
20% of his portfolio per year.
While similar in some respects, Tim Ebright, of
Liberty Investment Management searches for a
different kind of value
and growth. Tim searches for companies which
have very predictable earnings, positive
operational cash flow and a defensible market
position, which are selling for less than the
intrinsic value of the business. In addition,
Tim prefers companies in which the managers own
a substantial portion of the stock.
Typically, this combination can only be found in
companies that have not been "discovered" by
institutional investors, or have been "orphaned"
since their initial public offerings. Companies
such as this tend to be very small, thus, Tim is
what many consider a micro-cap manager. That is,
he typically invests in companies with market
capitalizations under $300 million, sometimes
far smaller. If his analysis is correct, the
portfolio makes money in one of three ways:
First, the company may continue to churn out
steady earnings growth for an indefinite period.
Second, the stock may be discovered by
institutional investors and enjoy an expansion
of its valuation. Third, the company may be
acquired at or above its intrinsic value.
Because of the size of the companies, Tim must
build a portfolio of close to 100 positions.
These stocks tend to be less susceptible to
market swings, and exhibit less price volatility
merely because they trade much less than larger
companies. Their added risk is in their lower
liquidity. Gary Pilgrim, of Pilgrim Baxter &
Associates focuses only on companies with high
and accelerating earnings growth. First, he
screens for stocks which are exhibiting at least
20% or greater earnings growth. He then ranks
these stocks using a proprietary quantitative
ranking system (QRS) which focuses on recent
earnings growth, earnings acceleration,
prospective earnings growth and potential for
earnings surprises. A team of analysts at
Pilgrim Baxter speak with managements and
analyze the businesses to confirm and refine
earnings expectations, and stocks are purchased
and sold based on their relative rankings.
Typically the portfolio will have an average
historical and expected earnings growth rate of
near 50%. Because such a high priority is placed
on high growth, the companies in the portfolio
tend to be very visible, and possess very high
price to earnings multiples. While successful
growers move up in price quickly, companies
posting disappointing earnings move down
dramatically as well. High multiples also make
the prices very sensitive to industry and
economic news and events. The result is a
portfolio which exhibits a high level of price
volatility.
In addition, the QRS's focus on short-term
periods results in a high level of portfolio
turnover. This is a necessary circumstance since
companies with high price multiples whose growth
is slowing need to be identified and replaced
immediately. Gary typically holds around 80
positions and has an annual turnover ratio in
excess of 200%. His portfolios are also
typically heavily weighted in a few business
sectors.
Risk is a necessary part of investing, and is
particularly inherent in investing in small
capitalization companies. In this Fund we have
combined three managers, who each specialize in
a different type of risk. Andy Knuth takes on
extra specific (or company) risk by
concentrating his portfolio in a small number of
stocks. Meanwhile he is trying to decrease price
risk by purchasing undervalued companies. Tim
Ebright is taking on added liquidity risk while
decreasing specific and price risks. Gary
Pilgrim is taking on added price risk while
lowering specific risk.
The Six Months in Review
During the first six months of 1997, Managers
Special Equity Fund provided a total return of
9.9% as compared to the
Russell 2000, a broad index of small
capitalization stocks, which returned 10.2%. ---
------------------------------------------------
-----------
Top Ten Holdings as of June 30, 1997
                                       % Fund
                                   ----------
Airborne Freight*                         1.8
Xtra Corp.                                1.6
Pittston Brinks Group                     1.3
Downey Financial Group                    1.3
AAR Corp.                                 1.1
Circle International                      1.1
Charter Power Systems*                    1.1
Air Express International*                1.1
Checkpoint Systems                        1.0
MacFrugals Bargains Close Outs*           1.0

*A top ten holding December 1996
------------------------------------------------
----------------------------------
The first quarter of 1997 was difficult for small capitalization stocks in general, particularly for the growth segments of both the index and the Fund. Despite a positive earnings environment, the valuations of aggressively growing companies retracted substantially, continuing a trend begun last June. The Pilgrim
Baxter portion of the portfolio suffered more than the other two managers' portions of the Fund, specifically in technology and software companies which were down 19% on average.
The second quarter saw the end of the ten-month bear market for small cap stocks, and the Fund more than made up its relative under-performance of the first quarter. The rally was broad, as all sectors represented in the portfolio appreciated by double digit percentages.
National Education, long one of the Fund's largest holdings, was acquired in June by Harcourt General at a price 38% higher than its year end valuation. Other second quarter takeovers included Living Centers of America, a nursing home operator, and Premier Radio
Networks.
Transportation holdings, which were an area of strength in the first quarter, continued to shine in the second quarter. During the six-month period, top ten holdings of Airborne
Freight, Air Express International and Circle
International (formerly Harper Group) each rose
79%, 24% and 12%, respectively.
The Fund's high cash position (16%) at June 30 was partially due to receipt of cash proceeds from the National Education acquisition along with strong cash inflows from investors into the Fund. This cash position is not being held in attempt to time the market, and it will be reduced over time as the portfolio managers put it to work in new stocks.


Managers International Equity Fund
Investment Manager's Comments ------------------
------------------------------------------------
------------------------
Managers International Equity Fund, managed by
The Managers Funds, L.P. since its inception in
1985, seeks long-term capital appreciation
through investment in nonU.S. equity securities.
The Managers Funds currently utilizes two
independent subadvisors who each manage
approximately one half of the total portfolio:
William Holzer of Scudder, Stevens & Clark,
Inc., hired in December 1989, and John
Reinsberg, of Lazard Freres Asset Management,
who was hired
in January 1995.
The Six Months in Review
During the first six months of 1997, Managers
International Equity Fund provided a total
return of 12.8% versus 11.2% for the Morgan
Stanley Capital International - Europe Australia
Far East Index (EAFE). -------------------------
------------------------------------------------
------------------
Top Ten Holdings as of June 30, 1997
                                       % Fund
                                    ---------
Novartis                                  2.3
Hoechst*                                  2.2
Zurich Versicherung                       2.0
DaimlerBenz*                              2.0
Matsushita Electric Industries            1.9
Nestle SA, Reg. ADR*                      1.8
Mannesmann*                               1.7
Unilever                                  1.7
Viag                                      1.7
Sony*                                     1.7

*A top ten holding December 1996
------------------------------------------------
---------------------------------

The first half of 1997 was marked by consistent positive performance in the European markets, and a healthy second quarter bounce back in Japan after a weak first quarter.
The Fund's relative over-weighting in Europe and underweighting in Japan helped the Fund's performance in the first quarter, however, it led to the Fund losing some relative ground during the second quarter when Japan led the markets.
Of note in the first quarter were holdings in France, Germany and Switzerland, which rose 13%,
5% and 7%, respectively, in U.S. Dollars.
Offsetting these were holdings in the U.K. which declined 2% on average, and the Fund's Japanese holdings, which dropped 5.5%, yet still outperformed the Japanese market in general which was down 13% in U.S. Dollars.
During the second quarter, the Fund's holdings in Japanese companies rose 22% on average, slightly lagging the Japanese market in general which rose 24% in U.S. Dollars. The most significant Japanese holdings were Orix (+78%), Matsushita Electric Industries (+23%) and Sony
(+33%) during the sixmonth period.
Other holdings of note included Novartis, the Fund's largest holding, which rose 40% during the six months, as well as Zurich Insurance and Philips Electronics which rose 43% and 59%, respectively, during the period.

Managers Income Equity Fund
Schedule of Portfolio Investments
June 30, 1997 (unaudited)

                                       Shares
Value COMMON STOCKS - 94.5%
Basic Industries - 12.5%
Allegheny Teledyne, Inc.                15,017
$405,459
Betzdearborn, Inc.                       6,500
429,000
Consolidated Papers, Inc.                  900
48,600
Dow Chemical Co.
11,200   975,800
Eastman Chemical Co.
9,000   571,500
E.I. duPont de Nemours & Co., Inc.
4,100   257,787
Freeport, McMoRan Copper & Gold,
8,400   245,700
Inc., Class A
Georgia Pacific Corp.
5,600
478,100
Imperial Chemical Industries PLC -
12,800 *  728,000
Sponsored ADR
Louisiana-Pacific Corp.
8,300
175,337
Lubrizol Corp.
4,000
167,750
Olin Corp.
8,700
339,844
Oregon Steel Mills, Inc.
13,300
265,169
Phelps Dodge Corp.
1,800
153,338
Potlatch Corp.
5,600
253,400
Union Camp Corp.
8,900
445,000
Westvaco Corp.
8,800
276,650
Weyerhaeuser Co.
17,100
889,200
Witco Corp.
19,300
732,194

Total Basic Industries
7,837,828

CAPITAL GOODS - 3.2%
Martin Marietta Materials, Inc.         4,951   160,289
PACCAR, Inc.                            7,400   343,175
Philips Electronics NV - ADR           14,900   1,070,9
                                                     37 Rockwell
International Corp.                     7,400   436,600

Total Capital Goods
2,011,001

COMMUNICATION SERVICES - 11.8%
ALLTEL Corp.                           11,300   377,844
Ameritech Corp.                         4,100   278,544
AT & T Corp.                           10,100   354,131
Bell Atlantic Corp.                    15,300   1,160,8
                                                     87 BellSouth
Corp.                                   7,700   357,087
Frontier Corp.                          8,000   159,500
GTE Corp.                              31,700   1,390,8
                                                     37 NYNEX Corp.
18,900                                 1,089,1
                                                     13 SBC
Communications, Inc.                   10,386   642,634
Southern New England                    8,700   338,212
Telecommunications Corp.
Sprint Corp.                            8,500   447,313
U.S. West Communications Group, Inc.   22,200   836,663

Total Communication Services
7,432,765

CONSUMER BASICS - 7.8%
Anheuser-Busch Co., Inc.                6,400   268,400
Gallaher Group PLC - ADR+               5,300    97,719
General Mills, Inc.                    10,100   657,762
Heinz (H.J.) Co.                       16,900   779,512
Philip Morris Cos., Inc.               33,100   1,468,8
                                                     13 RJR Nabisco
Holdings Corp.                          5,440   179,520
Unilever NV, New York registered        3,400   741,200
shares
UST, Inc.                              18,100   502,275
Warner Lambert Co.                      1,600   198,800

Total Consumer Basics
4,894,001

CONSUMER DURABLE GOODS - 5.1%
Dana Corp.                             11,700   444,600
Eaton Corp.                             2,100   183,356
Ford Motor Co.                         27,700   1,045,6
                                                     75
General Motors Corp.
5,200
289,575
TRW, Inc.
13,500
766,969
Whirlpool Corp.
8,300
452,869

Total Consumer Durable Goods
3,183,044

CONSUMER NON-DURABLE - 5.4%
Fortune Brands, Inc.
9,300
347,006
International Flavors & Fragrances,
2,200
111,100
Inc.
J.C. Penney Co., Inc.
24,500
1,278,5
                                                     94 Kimberly-
Clark Corp.                             9,200   457,700
May Department Stores Co.
5,400
255,150
Mercantile Stores Co., Inc.
500
31,469
Rite Aid Corp.
10,100
503,737
Sears, Roebuck & Co.
7,700
413,875

Total Consumer Non-Durable
3,398,631

ENERGY - 8.8%
Amoco Corp.
6,000
521,625
Atlantic Richfield Co.
12,000
846,000
Chevron Corp.
5,200
384,475
Compagnie Francaise de Petroleum
7,100
359,437
Total, Sponsored ADR
Elf Aquitaine, Sponsored ADR
9,341
508,501
(France)
Exxon Corp.
15,600
959,400
Lyondell Petrochemical Co.
10,400 * 226,850
MCN Energy Corp.
8,400
257,250
Royal Dutch Petroleum Co. - NY
7,200
391,500
Registered Shares
Texaco, Inc.
6,500
706,875
YPF Sociedad Anonima, Class D,
12,100
372,075
Sponsored ADR (Argentina)

Total Energy
5,533,988

FINANCE AND INSURANCE - 16.1%
American General Corp.
10,300
491,825
Banc One Corp.
17,150
830,703
Bankers Trust New York Corp.
4,700
408,900
Chase Manhattan Corp.
4,400
427,075
CoreStates Financial Corp.
20,000
1,075,0
                                                     00 EXEL Ltd.
(USA)                                   7,200   379,800
Federal National Mortgage
8,400
366,450
Association
First Bank Systems, Inc.
4,700
401,262
First Union Corp.
2,600
240,500
J.P. Morgan & Co., Inc.
11,300
1,179,4
                                                     38 KeyCorp
7,000                                  391,125
Lincoln National Corp.
15,500
997,812
Marsh and McLennan Companies, Inc.
6,000
428,250
Mellon Bank Corp.
12,500
564,063
Mid Ocean Ltd.
5,200
272,675
National City Corp.
1,300
68,250
PNC Bank Corp.
8,800
366,300
Safeco Corp.
9,900
462,206
Student Loan Marketing Association
6,100
774,700

Total Finance and Insurance
10,126,334

GENERAL BUSINESS - 1.4%
Deluxe Corp.
8,500
290,063
Dun & Bradstreet Corp.
8,700
228,375
H & R Block, Inc.
11,100
357,975

Total General Business                          876,413

HEALTH CARE - 5.3%
American Home Products Corp.
6,400
489,600
Baxter International, Inc.
8,800
459,800
Bristol-Myers Squibb Co.
12,700
1,028,7
                                                     00 Pharmacia &
Upjohn, Inc.                            5,700   198,075
Schering-Plough Corp.
12,200
584,075
SmithKline Beecham Unit PLC,
2,800
256,550
Sponsored ADR
Zeneca Group PLC, Sponsored ADR
3,500
346,938

Total Health Care
3,363,738

REAL ESTATE - 1.6%
Developers Diversified Realty Corp.
1,600
64,000
Health Care Property Investors, Inc.
6,800
239,700
Meditrust
7,000
279,125
Nationwide Health Properties, Inc.
10,500
231,000
Security Capital Industrial Trust
9,658
207,647

Total Real Estate
1,021,472

TECHNOLOGY - 3.6%
AMP, Inc.
4,300
179,525
Lockheed Martin Corp.
1,526
158,036
Thomas & Betts Corp.
6,400
336,400
United Technologies Corp.
4,200
348,600
Xerox Corp.
15,800
1,246,2
                                                     25

Total Technology
2,268,786

TRANSPORTATION - 1.4%
Canadian National Railway Co.
5,300
231,875
CSX Corp.
7,000
388,500
Union Pacific Corp.
3,700
260,850

Total Transportation                            881,225

UTILITIES - 10.5%
Baltimore Gas & Electric Co.
18,600
496,387
Boston Edison Co.
3,100
81,763
Central & South West Corp.
15,900
337,875
Cinergy Corp.
3,700
128,806
Consolidated Natural Gas Co.
4,700
252,919
Duke Power Co.
16,891
809,699
Florida Progress Corp.
8,400
263,025
National Power PLC, Sponsored ADR
6,600
232,237
NICOR, Inc.
10,200
365,925
OGE Energy Corp.
7,000
318,500
Pacificorp
6,600
145,200
PG&E Corp.
11,900
288,575
Powergen PLC, Sponsored ADR
6,300
305,550
PP & L Resources, Inc.
9,900
197,381
Public Service Enterprise Group
10,000
250,000
Public Services Company of Colorado
4,000
166,000
Southern Co.
4,100
89,688
Texas Utilities Co.
5,900
203,181
Unicom Corp.
12,400
275,900
Union Electric Corp.
15,200
572,850
Western Resources, Inc.                 7,100   230,306
Wisconsin Energy Corp.                 23,300   579,588

Total Utilities
6,591,355

Total Common Stocks
       (cost $43,632,543)                       59,420,
                                                    581

PREFERRED STOCKS - 0.7%
Basic Industries - 0.3%
Boise Cascade Corp., Series G, $1.58    7,600   216,600

Consumer Non-Durable - 0.4%
Kmart Financing I, Convertible,         4,600   252,425
$3.42**

Total Preferred Stocks
       (cost $483,424)                          469,025


SHORT-TERM INVESTMENTS - 4.5%
Calvert Cash Reserves Institutional    1,834,0
1,834,0 Prime Fund
84                                               83
Landmark Institutional Liquid          588,614
588,613 Reserves
SSgA Money Market Fund                 393,160
393,161

Total Short-Term Investments
       (cost $2,815,857)                         2,815,857

Total Investments - 99.7%
       (cost $46,931,824)                       62,705,463
Other Assets, less Liabilities -                   168,434
0.3%

Net Assets - 100.0%                             $62,873,897



Note: Based on the cost of investments of $46,961,879 for federal income tax purposes at June 30, 1997, the aggregate gross unrealized appreciation and depreciation was
$16,017,503 and $273,919, respectively,
resulting in net unrealized appreciation of investments of $15,743,584.

+ Non-income-producing security.

* Some or all of these shares, amounting to $1,212,677, or 1.9% of net assets, were out on loan to various brokers as of June 30, 1997.

** Stated rate is annualized based on the last quarterly dividend paid.


Investment Abbreviations:
ADR: Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American Depositary
Receipt, representing ownership
of foreign securities on deposit with a
domestic custodian
bank.
The accompanying notes are an integral part of these financial statements.

Managers Capital Appreciation Fund
Schedule of Portfolio Investments
June 30, 1997 (unaudited)

                                           Shares      Value
Common Stocks - 99.2%
Basic Industries - 1.0%
Corning, Inc.                               17,300    $962,312

Capital Goods - 1.2%
Applied Materials, Inc.*                    16,800    1,188,60
                                                             0

Communication Services - 9.1%
Advanced Fibre Communications*              27,200    1,643,90
                                                             0 Ascend
Communications, Inc.*                       20,000     785,000
Ciena Corp.                                 36,400
** 1,713,07
                                                             5 CNET, Inc.*
47,500 ** 1,389,37
                                                             5 LCI
International, Inc.*                        41,700     912,187
Lucent Technologies, Inc.                    7,400     533,263
WorldCom, Inc.*                             63,500    2,028,03
                                                             1

Total Communication Services                          9,004,83
                                                             1

Computer Software - 14.3%
BMC Software, Inc.*                         22,900    1,268,08
                                                             8 Citrix
Systems, Inc.*                              25,700    1,127,58
                                                             7 Compuware
Corp.*                                      22,000    1,050,50
                                                             0 HBO &
Company                                     27,400    1,887,17
                                                             5 McAfee
Associates, Inc.*                           15,000     945,000
Microsoft Corp.*                            18,300    2,313,80
                                                             6 Oracle
Corp.*                                      20,900    1,051,53
                                                             1 Peoplesoft,
Inc.*                                       35,500    1,872,62
                                                             5 Sterling
Commerce, Inc.*                             35,300    1,160,48
                                                             8 Viasoft,
Inc.*                                       17,400 **  883,050
Visio Corp.*                                 8,100     570,544

Total Computer Software                               14,130,3
                                                            94

Consumer Basics - 4.8%
Colgate-Palmolive Co.                        7,800     508,950
Philip Morris Cos., Inc.                    28,400    1,260,25
                                                             0 Warner
Lambert Co.                                 24,300    3,019,27
                                                             5

Total Consumer Basics                                 4,788,47
                                                             5
Consumer Durable Goods - 3.6%
SPX Corp.                                   20,500    1,328,65
                                                             6 Sunbeam
Corp., Inc.                                 60,000    2,265,00
                                                             0

Total Consumer Durable Goods                          3,593,65
                                                             6

Consumer Non-Durable - 4.8%
Home Depot, Inc.                            20,000    1,378,75
                                                             0 Liz
Claiborne, Inc.                             28,500    1,328,81
                                                             3 Rite Aid
Corp.                                       17,200     857,850
Wal-Mart Stores, Inc.                       33,700    1,139,48
                                                             1

Total Consumer Non-Durable                            4,704,89
                                                             4

Energy - 4.1%
Santa Fe International Corp.*                8,000     272,000
Schlumberger, Ltd.                          22,500    2,812,50
                                                             0 Valero
Energy Corp.                                26,800     971,500

Total Energy                                          4,056,00
                                                             0

Entertainment and Leisure - 5.3%
America Online, Inc.*                       57,900    3,220,68
                                                             8 Time
Warner, Inc.                                41,200    1,987,90
                                                             0

Total Entertainment And Leisure                       5,208,58
                                                             8

Environmental Controls - 0.7%
Republic Industries, Inc.*                  30,000     746,250

Finance and Insurance - 15.2%
American Express Co.                        15,000    1,117,50
                                                             0 BankAmerica
Corp.                                       32,000    2,066,00
                                                             0 Citicorp
22,100                                      2,664,43
                                                             1 Hartford
Life, Inc. - Class A*                       13,800     517,500
Household International, Inc.               38,900    4,568,31
                                                             9 Washington
Mutual, Inc.                                69,100 ** 4,128,72
                                                             5

Total Finance And Insurance                           15,062,4
                                                            75

General Business - 2.1%
Apollo Group, Inc. - Class A*               27,200     958,800
McGraw-Hill Companies                       18,400    1,082,15
                                                             0

Total General Business                                2,040,95
                                                             0
Health Care - 8.9%
Bristol-Myers Squibb Co.                    13,100    1,061,10
                                                             0 Centocor,
Inc.*  13,600                                         421,600
Dura Pharmaceuticals, Inc.*                 28,400    1,128,90
                                                             0 Elan Corp.
PLC - Sponsored ADR*                        21,900 **  990,975
Eli Lilly & Co.                             10,400    1,136,85
                                                             0 Genzyme
Corp. (General Division)*                   44,000    1,215,50
                                                             0 Johnson &
Johnson                                      7,700     495,688
Merck & Co., Inc.                           10,100    1,045,35
                                                             0 Pfizer,
Inc.   10,900                               1,302,55
                                                             0

Total Health Care                                     8,798,51
                                                             3

Real Estate - 0.6%
Redwood Trust, Inc.                         13,300     618,450

Technology - 19.7%
Advanced Micro Devices, Inc.*               63,800    2,296,80
                                                             0
AlliedSignal Inc.                           12,600    1,058,40
                                                             0 Boeing Co.
19,000 1,008,18
                                                             7 Data
General Corp.                               41,000 ** 1,066,00
                                                             0 Honeywell,
Inc.   10,200                                         773,925
LSI Logic Corp.*                            28,300     905,600
Motorola, Inc.                              20,600    1,565,60
                                                             0 National
Semiconductor Corp.*                        93,500    2,863,43
                                                             8 Nokia Corp.
- Sponsored ADR                             26,700    1,969,12
                                                             5 Security
Dynamics Technologies, Inc.*                23,200     852,600
Tellabs, Inc.*                              21,200    1,181,90
                                                             0 Thiokol
Corp.  22,500                               1,575,00
                                                             0 Xerox Corp.
30,200 2,382,02
                                                             5

Total Technology                                      19,498,6
                                                            00

Transportation - 3.8%
Federal Express Corp.*                      43,500    2,512,12
                                                             5 UAL Corp.*
17,600 1,259,50
                                                             0

Total Transportation                                  3,771,62
                                                             5


Total Common Stocks
       (cost $86,874,323)                             98,174,6
                                                            13
Short-Term Investments - 1.6%
SSgA Money Market Fund (cost $1,574,785)  1,574,78    1,574,78
                                                 5           5


Total Investments - 100.8%
       (cost $88,449,108)                             99,749,3
                                                            98 Other
Assets, less Liabilities - (0.8)%                     (810,194
                                                             )

Net Assets - 100.0%                                   $98,939,
                                                           204


Based on the cost of investments of $88,645,547 for federal income tax purposes at June 30, 1997, the aggregate gross unrealized appreciation and depreciation was
$12,467,100 and $1,363,249, respectively, resulting in net unrealized appreciation of investments of $11,103,851.

* Non-income-producing security.

** Some or all of these shares, amounting to $7,647,776,
or 7.7% of net assets, were
out on loan to various brokers as of June 30, 1997.


Investment Abbreviations:
ADR: Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American Depositary
Receipt, representing ownership
of foreign securities on deposit with a domestic custodian bank.


The accompanying notes are an integral part of these financial statements.



Managers Special Equity Fund
Schedule of Portfolio Investments
June 30, 1997 (unaudited)

                                           Shares      Value
Common Stock - 86.5%
Basic Industries - 1.9%
Chase Industries, Inc.*                     56,500
$1,377,188
Donnelly Corp.                              34,775      582,481
Fibreboard Corp.*                           28,500    1,567,500
Lydall, Inc.*                              100,000    2,112,500
Maverick Tube Corp.*                         5,900      221,250
Oregon Metallurgical Corp.*                 55,200    1,545,600
RMI Titanium Co.*                           78,500 *
2,139,125
                                                  *

Total Basic Industries                                9,545,644

Capital Goods - 7.5%
AAR Corp.                                  172,800    5,583,600
Cable Design Technologies Corp.*            81,050    2,385,909
Charter Power Systems, Inc.*               141,100    5,273,612
DT Industries, Inc.                         68,800    2,442,400
EVI, Inc.*                                  30,200    1,268,400
Flow International Corp.*                   72,200      685,900
Furon Co.                                   46,400    1,455,800
Hughes Supply, Inc.                         27,900    1,116,000
Jaco Electronics, Inc.*                     77,100      554,156
K-Tron International, Inc.*                 79,700    1,135,725
MasTec, Inc.*                                2,600      123,013
Rexel, Inc.*                                19,300      357,050
Rogers Corp.*                               68,700    2,421,675
Sanmina Corp.*                              42,200 *
2,637,500
                                                  *
Sawtek, Inc.*                               62,500    2,093,750
Scotsman Industries, Inc.                   29,200      832,200
Sequa Corp, Class A*                        81,500    4,594,563
Watsco, Inc.                                59,900    1,497,500
Wolverine Tube, Inc.*                       22,900      638,338

Total Capital Goods
37,097,091

Communication Services - 5.0%
ACC Corp.*                                  69,800    2,155,075
Advanced Fibre Communications*              33,000    1,994,437
Arch Communications Group, Inc.*           117,900      898,988
Aspect Telecommunications Corp.*            51,300    1,128,600
Associated Group, Inc., Class B*            22,400      856,800
Centennial Cellular Corp., Class A*        143,650    2,226,575
CFW Communications Co.                      51,300      942,638
Comcast UK Cable Partners Ltd., Class A*    85,000    1,020,000
CommNet Cellular, Inc.*                     42,500    1,476,875
Communications Central, Inc.*              141,400    1,520,050
Davel Communications Group, Inc.*           94,000    1,621,500
LCI International, Inc.*                    66,200    1,448,125
MIDCOM Communications, Inc.*                78,000      414,375
P-COM, Inc.*                                74,900    2,452,975
People Telephone Company, Inc.*            105,900      364,031
Powerwave Technologies, Inc.*               31,300      704,250
ProNet, Inc.*                              151,400      586,675
Sitel Corp.*                                36,200      746,625
Tekelec*                                    35,200    1,240,800
Wireless Telecom Group, Inc.                67,300      744,506

Total Communication Services
24,543,900

Computer Software - 5.7%
Aspen Technologies, Inc.*                   75,600    2,839,725
Ciber, Inc.*                                59,300    2,027,319
Computer Learning Centers, Inc.*            26,300    1,084,875
Documentum, Inc.*                           47,500    1,169,687
HNC Software, Inc.*                         37,100    1,409,800
JDA Software Group, Inc.*                   62,600    2,136,225
National Data Corp.                         71,800    3,109,838
Pegasystems, Inc.*                          44,300    1,384,375
Remedy Corp.*                               44,800    1,783,600
Renaissance Solutions, Inc.*                43,500 *
1,587,750
                                                  *
Scopus Technology, Inc.*                    72,950    1,623,137
Technology Solutions Co.*                   52,100    2,051,438
Veritas Software Corp.*                     27,150    1,357,500
Viasoft, Inc.*                              24,400    1,238,300
Wind River Systems*                         86,200    3,307,925

Total Computer Software
28,111,494

Consumer Basics - 0.5%
Glacier Water Services, Inc.*               36,900 *     940,950
                                                  *
National Sanitary Supply Co.                35,700      464,100
Sylvan, Inc.*                              110,400    1,173,000

Total Consumer Basics                                 2,578,050

Consumer Durable Goods - 0.2%
Aaron Rents, Inc., Class B                  84,100    1,093,300

Consumer Non-Durable - 4.7%
Alrenco, Inc.*                              91,400    1,199,625
American Safety Razor Co.*                  59,200    1,058,200
Blyth Industries, Inc.*                    115,050 *
3,882,937
                                                  *
Cash America International, Inc.           143,400    1,505,700
Catherine's Stores Corp.*                   43,700      163,875
Cone Mills Corp.*                           52,900      423,200
Dollar Tree Stores, Inc.*                   32,400    1,632,150
Fingerhut Cos., Inc.                       125,000    2,179,687
Freds, Inc., Class A                        59,800      889,525
Helen of Troy Ltd.*                         58,200    1,491,375
MacFrugals Bargains Close-Outs, Inc.*      175,800    4,790,550
Michael Anthony Jewelers, Inc.*            150,600      602,400
Showbiz Pizza Time, Inc.*                   16,900      445,738
TJX Companies, Inc.                         40,000    1,055,000
Uni-Marts, Inc.                            104,100      520,500
West Marine, Inc.*                          49,500 *
1,274,625
                                                  *

Total Consumer Non-Durable
23,115,087

Consumer Services - 3.0%
Carriage Services, Inc., Class A*           65,400    1,389,750
Landry's Seafood Restaurants, Inc.*         86,300    1,974,112
Pittston Brinks Group                      219,100    6,573,000
Protection One, Inc.*                      177,900    2,401,650
Ruby Tuesday, Inc.*                        111,000    2,490,563

Total Consumer Services
14,829,075

Energy - 3.1%
Berry Petroleum Co., Class A                95,700    1,818,300
Forcenergy, Inc.*                           40,500    1,230,187
Global Industries Ltd.*                     35,200      818,400
Newpark Resources, Inc.*                   100,300    3,385,125
Pool Energy Services Co.*                   56,600    1,025,875
Pride International, Inc.*                  52,200    1,249,537
Seacor Holdings, Inc.*                      22,300    1,166,569
Tosco Corp.                                 75,000    2,245,313
Varco International, Inc.*                  77,000    2,483,250

Total Energy
15,422,556

Entertainment and Leisure - 3.2%
Benihana, Inc. - Class A*                   79,000      641,875
CKE Restaurants, Inc.                       66,000    2,087,250
Dover Downs Entertainment, Inc.             57,500    1,035,000
Gaylord Entertainment Co., Class A         150,000    3,459,375
Granite Broadcasting Corp.*                148,700 *
1,487,000
                                                  *
Harveys Casino Resorts                      82,400    1,447,150
Houghton Mifflin Co.                        43,200    2,883,600
Jones Intercable, Inc., Class A*           141,000    1,762,500
Platinum Entertainment, Inc.*               27,000      178,875
Saga Communications, Inc., Class A*         42,500      786,250

Total Entertainment and Leisure
15,768,875

Environmental Controls - 2.8%
Allied Waste Industries, Inc.*              82,500    1,402,500
American Disposal Services, Inc.*           73,300    1,612,600
GNI Group, Inc.*                           136,100      816,600
Met-Pro Corp.                               55,900      845,488
Superior Services, Inc.*                    81,600    1,907,400
Tetra Tech, Inc.*                          119,218    2,876,134
United Waste Systems, Inc.*                 74,900    3,061,537
URS Corp.*                                  99,700    1,308,563

Total Environmental Controls
13,830,822

Finance and Insurance - 11.2%
Alabama National Bancorporation             64,400    1,392,650
Allied Capital Advisers, Inc.*             205,881      939,332
Allied Capital Lending Corp.               112,291    1,656,292
Andover Bancorp, Inc.                       28,800      864,000
CENFED Financial Corp.                      22,000      750,750
Charter One Financial, Inc.                 85,050    4,582,069
ContiFinancial Corp.*                       80,400    2,934,600
Downey Financial Corp.                     265,315    6,268,067
First Republic Bancorp, Inc.*               54,056    1,256,802
First Savings Bank of Washington Bancorp,  127,000    2,794,000
Inc.
First Union Corp.                           37,556    3,473,930
HCC Insurance Holdings, Inc.                97,750    2,608,703
Hilb, Rogal & Hamilton Co.                 128,000    2,176,000
HUBCO, Inc.                                 64,478    1,845,683
Money Store, Inc. (The)                    128,550 *
3,663,675
                                                  *
National Western Life Insurance Co.,        12,000    1,029,000
Class A*
Norwalk Savings Society                    104,500    3,135,000
Penn Treaty American Corp.*                 41,300    1,264,813
Penn-America Group, Inc.                    67,050      980,606
Roosevelt Financial Group, Inc.            145,000    3,190,000
Sterling Financial Corp.*                  141,600    2,584,200
Washington Mutual, Inc.                     22,500 *
1,344,375
                                                  *
Webster Financial Corp.                     65,800    2,977,450
Western National Corp.                      46,100    1,236,056

Total Finance and Insurance
54,948,053

General Business - 8.9%
ABM Industries, Inc.                        85,900    1,658,944
AccuStaff, Inc.*                            53,700 *
1,272,019
                                                  *
Affiliated Computer Services, Inc. -        34,400      963,200
Class A*
Alternative Resources Corp.*                66,400    1,348,750
American Business Information*              46,900      996,625
Amplicon, Inc.                              34,300      780,325
Baker, Michael Corp.*                      100,000      693,750
Concord EFS, Inc.*                         113,675    2,941,341
Consolidated Graphics, Inc.*                49,600    2,070,800
Data Transmission Network Corp.*            31,800      993,750
Electro Rent Corp.*                         70,350    1,741,162
F.Y.I. Inc.*                                46,900    1,102,150
Gray Communications System, Inc.            45,000 *
1,009,688
                                                  *
Greenwich Air Services, Inc., Class B       45,700    1,308,162
Iron Mountain, Inc.*                        50,000    1,462,500
Labor Ready, Inc.*                          39,200      396,900
Learning Tree International, Inc.*          28,700    1,273,563
LSI Industries, Inc.                        64,000      840,000
Mail-Well, Inc.*                            97,350    2,774,475
Manpower, Inc.                              46,500    2,069,250
M/A/R/C, Inc.                               15,700      298,300
National Computer Systems, Inc.             31,500      838,687
PMT Sevices, Inc.*                          93,400    1,418,513
Precision Response Corp.*                   52,600 *     841,600
                                                  *
Steck Vaughn Publishing Corp.*             227,100    2,923,912
TeleTech Holdings Inc.*                     69,200 *
1,812,175
                                                  *
U.S. Office Products Co.*                   83,300 *
2,530,237
                                                  *
Volt Information Sciences, Inc.*            61,350    3,098,175
Whittman-Hart, Inc.*                        47,600    1,338,750
World Fuel Services Corp.                   50,400    1,102,500

Total General Business
43,900,203

Health Care - 8.8%
Acuson Corp.*                               52,300    1,202,900
Advocat, Inc.*                             128,600    1,462,825
Applied Analytical Industries, Inc.*        65,400    1,324,350
Chemed Corp.                                54,200    2,029,112
Dura Pharmaceuticals, Inc.*                 77,800    3,092,550
Gulf South Medical Supply, Inc.*            58,300    1,122,275
Horizon Mental Health Management, Inc.*     56,000    1,260,000
Jones Medical Industries, Inc.              67,800 *
3,220,500
                                                  *
Lifeline Systems, Inc.*                     55,700    1,044,375
Lunar Corp.*                                35,000      743,750
Morrison Health Care, Inc.                  98,852    1,575,454
National Dentex Corp.*                      54,300      997,762
NCS HealthCare, Inc., Class A*              66,700    2,034,350
Orthodontic Centers of America, Inc.*       44,700 *     812,981
                                                  *
Owens & Minor, Inc. Holding Co.            213,300    3,186,169
Parexel International Corp.*                80,100    2,503,125
Prime Medical Services, Inc.*              117,200    1,259,900
Protocol Systems, Inc.*                    155,400    1,223,775
Quorum Health Group, Inc.*                  50,700    1,799,850
Regency Health Services, Inc.*              73,700    1,133,137
Renal Treatment Centers, Inc.*             106,400    2,859,500
Res-Care, Inc.*                             50,800      952,500
Retirement Care Associates, Inc.*           81,418 *
1,007,548
                                                  *
Summit Care Corp.*                          24,500      330,750
Universal Health Services, Inc., Class B*   86,500    3,330,250
Vitalink Pharmacy Services, Inc.*           85,500    1,635,188

Total Health Care
43,144,876

Real Estate - 2.5%
Allied Capital Commerical Corp.             78,032    1,872,768
CapStar Hotel Co.*                          42,600    1,363,200
Chateau Communities, Inc.                   59,229    1,695,430
Equity Inns, Inc.                          113,100    1,512,713
Health Care Property Investors, Inc.        36,800    1,297,200
Presidential Realty Corp., Class B          64,458      447,177
RFS Hotel Investors, Inc.                   78,300    1,409,400
Signature Resorts, Inc.*                    39,700 *
1,369,650
                                                  *
Sovran Self Storage, Inc.                   47,500    1,389,375
Total Real Estate
12,356,913
Technology - 8.5%
Alpha Industries, Inc.*                    210,700    1,751,444
CACI International, Inc., Class A*          68,800    1,049,200
Cambridge Technology Partners*             118,500    3,732,750
Checkpoint Systems, Inc.*                  309,900    4,977,769
Computer Horizons Corp.*                    35,600    1,214,850
Comverse Technology, Inc.*                  56,700    2,955,487
Davox Corp.*                                40,800    1,456,050
Encad, Inc.*                                61,300    2,543,950
Fusion Systems Corp.*                       32,300    1,277,869
IDX Systems Inc.*                           52,200    1,800,900
ILC Technology, Inc.                        75,600      793,800
Inter-Tel, Inc.*                            99,500    2,114,375
NeoMagic Corp.*                             72,500 *
1,622,187
                                                  *
Network Appliance, Inc.*                    72,100    2,730,787
Pomeroy Computer Resources, Inc.*           60,300    1,484,887
REMEC, Inc.*                                81,450    1,852,988
Richardson Electronics, Ltd.                31,400      259,050
Sensormatic Electronics Corp.              222,300    2,862,113
Sipex Corp.*                                26,100      913,500
Speedfam International, Inc.*               20,900      749,788
Sterling Electronic Corp.*                  55,200      703,800
Uniphase Corp.*                             11,200      646,800
Vitesse Semiconductor Corp.*                75,150    2,451,769

Total Technology
41,946,113

Transportation - 8.1%
Air Express International Corp.            131,500    5,202,469
Airborne Freight Corp.                     209,100    8,756,062
Circle International Group, Inc.           201,800    5,297,250
CNF Transportation Inc.                     68,100    2,196,225
Fritz Companies, Inc.*                     293,600 *
2,844,250
                                                  *
Pittston Burlington Corp.                  124,500    3,501,562
Sea Containers, Ltd., Class A              107,000    2,420,875
Sea Containers, Ltd., Class B               13,890      324,679
Trico Marine Services, Inc.*                51,200    1,116,800
Xtra Corp.                                 183,000    8,040,563

Total Transportation
39,700,735

Utilities - 0.9%
El Paso Electric Co.*                      600,000    4,237,500

Total Common Stocks
       (cost $340,150,752)
426,170,28
                                                              7

Other Investment Companies - 0.3%
Allied Capital Corp. II, Closed-End Fund    32,500      682,500
Sirrom Capital Corp., Closed-End Fund       24,700      845,975

Total Other Investment Companies
       (cost $1,407,538)                              1,528,475

Short-Term Investments - 13.2%
Other Investment Companies - 9.3%
AIM Liquid Asset Portofolio               18,157,4
                                                18,1
                                                57,4
                                                14
                                                14
Calvert Cash Reserves Institutional Prime 9,603,09
9,603,096 Fund                                                6
JPM Institutional Prime Money Market Fund 1,881,38
                                                 1,8
                                                 81,
                                                 386
                                                 6
Landmark Institutional Liquid Reserves    16,465,9
16,465,913
                                                13
SSgA Money Market Fund                      15,038
15,038

Total Other Investment Companies
46,122,847

                                          Principa
                                          l Amount
Repurchase Agreement - 3.9%
State Street Bank & Trust Co., dated
        6/30/97, due 07/01/97,
        5.000%, total to be received
        $19,124,656 (secured by
        $3,085,000 FHLB 6.320%, due
12/06/99,
        $4,045,000 FNMA 5.125%, due
10/25/13 and,
        $12,780,000 FNMA 6.436%, due
06/01/21
        market value $19,512,800),
        at cost                           $19,122,
19,122,000
                                               000

Total Short-Term Investments
       (cost $65,244,847)
65,244,847


Total Investments - 100.0%
       (cost $406,803,137)
492,943,60
                                                              9 Other Assets,
less Liabilities - (0.0)%                              (58,268)

Net Assets - 100.0%
$492,885,3
                                                             41



Note: Based on the cost of investments of $407,579,044 for federal income tax purposes at June 30, 1997, the aggregate gross unrealized appreciation and depreciation was
$93,240,752 and $7,876,187, respectively, resulting in net unrealized appreciation of investments of $85,364,565

* Non-income-producing security.

** Some or all of these shares, amounting to $21,734,342,
or 4.4% of net assets,  were
out on loan to various brokers as of June 30, 1997.

Investment Abbreviations:
FHLB: Federal Home Loan Bank
FNMA: Federal National Mortgage Association


The accompanying notes are an integral part of these financial statements.


Managers International Equity Fund
Schedule of Portfolio Investments
June 30, 1997 (unaudited)
                                            Shares       Value
Common Stocks - 89.4%
Basic Industries - 13.7%
AGA AB, Series B, Switzerland Certificate    91,100    $1,213,018
(Sweden)
Aracruz Celulose SA, Sponsored ADR           78,800    1,605,550
(Brazil)
Ashanti Goldfields Co. Ltd. Sponsored GDR    95,789    1,119,534
(Ghana)
BASF AG (Germany)                            54,350    2,008,404
Bayer AG (Germany)*                          61,853    2,376,807
BOC Group PLC (U.K.)                        136,161    2,366,127
Ciba Specialty Chemicals AG - Registered     15,781    1,459,202
(Switzerland)*
Clariant AG - Registered (Switzerland)        2,540    1,644,041
Compagnie De Saint-Gobain (France)           13,610    1,984,748
Companhia Vale do Rio Doce, Sponsored ADR    61,900    1,379,955
(Brazil)
Hoechst AG (Germany)                        152,344    6,462,020
Holderbank Financiere Glaris AG - Bearer      4,237    4,001,934
Shares (Switzerland)
Impala Platinum Holdings, ADR (South         24,300      271,900
Africa)
Kymmene OY (Finland)                         45,040    1,040,839
Lafarge SA (France)*                         19,444    1,209,315
Redland PLC (U.K.)                          250,500    1,418,337
Rhone Poulenc SA, Class A (France)          102,382    4,181,204
RTZ Corp. PLC (U.K.)                        146,890    2,559,907
Rustenburg Platinum Holdings Ltd., ADR       49,276      901,741
(South Africa)*
Sasol Ltd., Sponsored ADR (South Africa)     80,034    1,040,442
Sekisui Chemical Co. (Japan)*               264,000    2,671,785
Stillwater Mining Co. (USA)*                 39,200      840,350
Sumitomo Metal Mining Co. (Japan)*          192,000    1,356,831
Thyssen AG (Germany)                          8,400    1,989,106
Usinas Siderurgicas de Minas Gerais,         64,500      706,978
Sponsored ADR (Brazil)

Total Basic Industries                                 47,810,074

Capital Goods - 7.4%
ABB AG - Bearer Shares (Switerzland)          1,594    2,412,836
Alcatel Alsthom (France)                     22,400    2,805,384
FLS Industries, Series B (Denmark)           31,000    1,050,468
General Electric Co. PLC (U.K.)*            602,700    3,603,200
Mannesmann AG (Germany)                      11,707    5,215,492
Mitsubishi Heavy Industries Ltd. (Japan)*   318,000    2,438,684
Omron Corp. Japan)                           63,000    1,335,631
Schindler Holding AG PC (Switzerland)           616      770,000
Schneider SA (France)                        38,079    2,026,837
Siemens AG (Germany)                         34,533    2,050,279
SKF AB, Series B (Sweden)                    85,300    2,205,416

Total Capital Goods                                    25,914,227

Communication Services - 3.6%
Deutsche Telekom AG (Germany)*               34,483      830,391
Deutsche Telekom AG, Sponsored ADR           30,173      727,924
(Germany)
Nippon Telegraph & Telephone Corp.              367    3,522,073
(Japan)
Stet Societa' Finanziaria Telefonica SpA    761,000    2,641,786
(Italy)
Telecom Corporation of New Zealand (New     226,500    1,153,876
Zealand)*
Telecomunicacoes Brasileiras S/A -           13,400    2,035,114
Telebras, Sponsored ADR (Brazil)
Telefonica De Espana (Spain)                 59,100    1,708,626

Total Communication Services                           12,619,790

Conglomerates - 2.2%
BTR PLC (U.K.)                              557,900    1,909,242
Hutchison Whampoa Ltd. (Hong Kong)          189,000    1,634,505
Metallgesellschaft AG (Germany)*             82,000    1,706,668
Sumitomo Corp. (Japan)                       37,000      351,858
Swire Pacific Ltd. (Hong Kong)*             236,300    2,127,441

Total Conglomerates                                    7,729,714

Consumer Basics - 6.7%
B.A.T. Industries PLC, Sponsored ADR        254,900    2,281,608
(U.K.)
Cadbury Schweppes PLC (U.K.)                303,793    2,711,661
Coca Cola Amatil Ltd. (Australia)*           53,310      692,971
Fosters Brewing Group Ltd. (Australia)      712,160    1,324,009
Grand Metropolitan PLC (U.K.)*              339,736    3,270,109
Heineken NV (Netherlands)                    10,060    1,716,898
Lion Nathan Ltd. (New Zealand)              337,800      855,851
Nestle SA - Registered (Switerzland)          4,094    5,400,715
Unilever PLC (U.K.)                         180,000    5,152,775

Total Consumer Basics                                  23,406,597

Consumer Durable Goods - 9.6%
Autoliv, Inc. (USA)*                         32,000    1,252,000
Bridgestone Corp. (Japan)*                   98,000    2,274,298
Daimler-Benz AG (Germany)*                   74,648    6,056,242
Electrolux AB, Series B (Sweden)*            26,300    1,897,149
Fiat SpA (Italy)                            324,500    1,168,496
Honda Motor Co. (Japan)                      48,000    1,444,774
LucasVarity PLC (U.K.)                      821,800    2,846,572
Matsushita Electric Industries (Japan)*     285,000    5,743,762
Michelin, Class B - Registered (France)      42,727    2,565,787
Philips Electronics N.V. (Netherlands)       47,700    3,416,690
Sony Corp. (Japan)                           54,300    4,732,656

Total Consumer Durable Goods                           33,398,426

Consumer Non-Durable - 2.9%
Canon Inc. (Japan)*                         102,000    2,776,479
EMI Group PLC - Sponsored ADR (U.K.)         75,400    1,356,088
Ito-Yokado Co., Ltd. (Japan)                 40,000    2,320,712
Metro AG (Germany)                           15,800    1,731,196
Neuenburger, Schweizerische Allgemeine        1,010      576,945
Versicherungs - Gesellschaft
(Switzerland)
Sears PLC (U.K.)                          1,207,900    1,367,832

Total Consumer Non-Durable                             10,129,252

Energy - 6.2%
Broken Hill Proprietary Co. Ltd.             87,300    1,285,429
(Australia)
Elf Aquitaine SA (France)                    33,500    3,614,103
Ente Nazionale Idrocarburi SpA (Italy)*     443,400    2,511,062
Royal Dutch Petroleum Co. - NY Registered    50,800    2,762,250
Shares
RWE AG (Germany)                             78,300    2,725,079
Shell Transport & Trading Co. -             340,200    2,322,796
Registered (U.K.)
Total Francaise Petroleum, Class B            8,831      892,612
(France)
Woodside Petroleum Ltd. (Australia)         268,650    2,314,567
YPF Sociedad Anonima, Class D, Sponsored     55,100    1,694,325
ADR (Argentina)
Yukong Ltd. (South Korea)                    52,969    1,282,470

Total Energy                                           21,404,693

Entertainment and Leisure - 2.3%
Carlton Communications PLC (U.K.)           212,700    1,801,155
Genting Berhad (Malaysia)                   109,000      522,544
Nintendo Corp. Ltd. (Japan)                  31,400    2,629,908
Rank Group PLC (U.K.)                       202,500    1,283,135
Reuters Holdings PLC (U.K.)                 156,980    1,654,782

Total Entertainment and Leisure                        7,891,524

Finance and Insurance - 17.7%
Aegon NV (Netherlands)                       25,632    1,788,977
Assurances Generales de France (France)*     33,200    1,060,963
AXA-UAP (France)*                            30,396    1,890,472
Banque Nationale de Paris (France)           68,600    2,827,253
Bayerische Vereinsbank AG (Germany)          55,980    2,288,501
Commerzbank AG (Germany)                     41,531    1,176,327
Compagnie Financiere de Paribas, Class A     11,684      807,205
(France)
CS Holding AG (Switerland)*                  21,779    2,796,961
Deutsche Bank AG (Germany)                   56,900    3,324,414
EXEL Ltd. (USA)                              39,900    2,104,725
HSBC Holding PLC, registered (Hong Kong)     85,461    2,570,239
International Nederlanden Groep NV           45,460    2,095,945
(Netherlands)
Istituto Nazionale delle Assicurazioni      540,100      823,066
(Italy)
Mitsui Marine & Fire Insurance Co.          136,000      982,446
(Japan)*
Munchener Rueckvericherungs-Gesellschaft        724    2,029,906
- Registered (Germany)*
Nichiei Co. (Japan)                          10,000    1,160,356
Nomura Securities Co. Ltd. (Japan)*          69,000      951,143
Norwich Union PLC (a) (U.K.)*                51,700      273,785
Orix Corp. Ltd. (Japan)                      52,000    3,851,684
Promise Co. (Japan)                          26,800    1,533,834
Prudential Corp. PLC (U.K.)                 157,500    1,539,403
Schweizerische Rueckversicherungs -           1,199    1,695,846
Registered (Switzerland)
Shohkoh Fund (Japan)                          3,600    1,089,862
Skandia Foersaekrings AB (Sweden)            76,170    2,806,341
Sumitomo Trust and Banking Co. (Japan)*     355,000    3,809,545
Svenska Handelsbanken, Class A (Sweden)      70,300    2,235,641
Uniao de Bancos Brasileiros S.A. -           18,500      686,813
Sponsored GDR (Brazil)*
Unidanmark A/S, Class A (Denmark)            28,200    1,584,150
Westpac Banking Corporation Ltd.            564,500    3,400,168
(Australia)*
Zurich Versicherun - Registered              16,030    6,379,062
(Switerland)

Total Finance and Insurance                            61,565,033

General Business - 1.9%
Flughafen Wien AG (Austria)*                 29,755    1,256,826
Havas SA (Frances)                           10,000      720,643
Mirror Group PLC (U.K.)                     268,700      841,237
SAP AG (Germany)                              9,100    1,888,768
Societe Generale de Surveillance Holding        866    1,850,630
SA (Switzerland)

Total General Business                                 6,558,104

Health Care - 4.5%
Astra AB, Series A (Sweden)                  97,147    1,808,431
Astra AB, Series B (Sweden)                 107,200    1,891,642
Novartis AG - Bearer (Switzerland)            1,386    2,213,803
Novartis AG - Registered (Switzerland)        3,685    5,890,952
Schering AG (Germany)                        15,210    1,625,127
SmithKline Beecham Unit PLC (U.K.)          118,800    2,187,097

Total Health Care                                      15,617,052

Real Estate - 0.5%
Kerry Properties Ltd. (Hong Kong)           656,000    1,591,884

Technology - 2.8%
British Aerospace PLC (U.K.)                202,351    4,503,675
Ricoh Company Ltd. (Japan)*                 311,000    4,069,971
Samsung Display Devices Co. (South Korea)     6,980      362,363
Samsung Electronics Ltd., GDR                27,281      736,587
representing 1/2 non-voting Shares (South
Africa)
Samsung Electronics Ltd., GDR                 1,422       82,476
representing 1/2 non-voting Shares, (a)
(South Africa)*

Total Technology                                       9,755,072

Transportation - 1.1%
Canadian Pacific, Ltd. (Canada)              49,800    1,417,246
Konink Nedlloyd Groep NV (Netherlands)       66,400    1,918,019
London & Overseas Freighters, ADR (U.K.)     34,400      468,700

Total Transportation                                   3,803,965

Utilities - 6.3%
CIE Generale Des Eaux (France)               26,900    3,446,781
CIE Generale Des Eaux, warrants (France)     26,900       16,113
Centrais Eletricas Brasileiras, ADR          86,100    2,555,284
(Brazil)
Elektrowatt AG, Class B (Switzerland)         1,700      629,932
Huaneng Power International, Inc., ADR       42,000    1,071,000
(China)*
National Grid Group PLC (UK)                556,900    2,012,471
National Power PLC (U.K.)                   323,900    2,815,621
Powergen PLC (U.K.)                         210,326    2,500,829
Veba AG (Germany)                            37,200    2,090,247
Viag AG (Germany)                            10,610    4,824,110
Viag AG, New Shares (Germany)*                  202       91,555

Total Utilities                                        22,053,943


Total Common Stocks
       (cost $246,324,232)                             311,249,35
                                                               0

Preferred Stocks - 0.5%
Consumer Durable Goods - 0.5%
Fiat SpA (Italy) (cost $2,047,364)          956,100    1,766,420


Short-Term Investments - 8.8%
Other Investments Companies - 3.0%
Calvert Cash Reserves Institutional Prime 9,182,960    9,182,960
Fund
SSgA Money Market Fund                    1,329,056    1,329,056

Total Other Investment Companies                       10,512,016

                                          Principal
                                            Amount
Discount Note - 2.3%
Federal National Mortgage Association,    $8,000,00    8,000,000
0.000%, 0701/97                                   0


Repurchase Agreement - 3.5%
Donaldson, Lufkin, Jenrette, dated
        06/30/97, due 07/01/97,
        5.900%, total to be received
        $12,184,997 (secured by
        $12,255,000 U.S. Treasury
        Note, 5.000%, due 02/15/99,
        market value $12,306,067),
        at cost                           12,183,00    12,183,000
                                                  0

Total Short-Term Investments
       (cost $30,695,016)                              30,695,016


Total Investments - 98.7%
       (cost $279,066,612)                             343,710,78
                                                               6 Other
Assets, less Liabilities - 1.3%                        4,453,389

Net Assets - 100.0%                                    $348,164,1
                                                              75



Note: Based on the cost of investments of $279,539,676 for federal income tax purposes at June 30, 1997, the aggregate gross unrealized appreciation and depreciation was
$69,254,720 and $5,083,609, respectively, resulting in net unrealized appreciation of investments of $64,171,111.

* Non-income-producing security.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 1997, the value of these securities amounted to
$356,261, or 0.1% of net assets.

Investment Abbreviations:
ADR/GDR:Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada.
ADR
after the name
of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global
Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. Bank.


The accompanying notes are an integral part of these financial statements.


The Managers Funds
Statements of Assets and Liabilities
June 30, 1997(unaudited)

                        Manager   Managers
Managers                Managers
                           s
                         Income    Capital    Special    Internat
                                                          ional Equity
                         Apprecia   Equity               Equity
                                    tion
                          Fund      Fund        Fund       Fund
Assets:
Investments at value* $ 59,889, $ 98,174,6 $
                            427,698,7 $ 313,015, 606          13           62
                            771
Short-term              2,815,8   1,574,78
65,244,84               30,695,0
investments at cost          57          5
7                           16
and value
Cash                         --     10,641
2,407                    87,572
Foreign currency             --         --          -
-   344,749
(cost $345,195)
Collateral from         1,258,5   7,863,19
23,050,78                    --
brokers on securities        00          5
8
loaned
Receivable for          230,914   2,057,96
3,086,955               396,149
investments sold                         3
Receivable for Fund     123,589    210,416
6,643,503               2,959,11
shares sold                                                    6
Unrealized gain on           --         --          -
-   168,776
foreign currency
contracts, net
Dividends, interest     182,268     77,762
134,781                 1,087,98
and other receivables                                          8
Foreign withholding       2,298      1,000          -
-   412,235
tax receivable
Prepaid expenses         14,012     18,474
38,081                   37,343

                        64,517,   109,988,
525,900,1               349,204,
Total assets                044        849
24                         715

Liabilities:
Payable for Fund         61,724    340,288
956,529                 433,943
shares repurchased
Payable upon return     1,258,5   7,863,19
23,050,78                    --
of securities loaned         00          5
8
Payable for              82,500   2,707,45
8,352,088                    --
investments purchased                    3
Payable to custodian    126,067         --          -
-                           --
Accrued expenses:
    Investment           39,469     65,151
340,125                 249,295
advisory and
management fees
    Administrative       13,156     20,363
94,479                   69,249
fees
    Other                61,731     53,195
220,774                 288,052

                        1,643,1   11,049,6
33,014,78               1,040,53
Total liabilities            47         45
3                      9
Net Assets            $ 62,873, $ 98,939,2 $
492,885,3 $ 348,164,
                            897         04
41                       176
Shares outstanding      1,814,6   3,575,77
8,800,472             7,064,43
                             80          0                     7

Net asset value,
offering and
redemption
                         $34.65     $27.67
$56.01                 $49.28


Net Assets Represent:
Paid-in capital       $ 43,895, $ 81,906,9 $
397,145,1 $ 272,202,
                            137         65
16                       367
Undistributed net        45,677   (66,786)
211,225               2,482,55
investment income                                              1
(loss)
Accumulated net         3,159,4   5,798,73
9,388,528             8,678,04
realized gain from           44          5                     3
investments
Net unrealized
appreciation of
    investments and
foreign currency
    contracts and       15,773,   11,300,2
86,140,47             64,801,2
translations                639         90
2                         15

Net Assets            $ 62,873, $ 98,939,2 $
492,885,3 $ 348,164,
                            897         04
41                       176

*  Investments at     $ 44,115, $ 86,874,3 $
341,558,2 $ 248,371,
cost                        967         23
90                       596


The accompanying notes are an integral part of these financial statements.



The Managers Funds
Statements of Operations
For the six months ended June 30, 1997
(unaudited)

                      Manager    Managers    Managers    Managers
                         s
                      Income     Capital     Special     Internat
                                                          ional Equity
                      Appreciati     Equity         Equity
                                    on
                       Fund        Fund        Fund        Fund
Investment Income:
Dividend income     $ 1,013,3 $    407,930 $ 1,238,01
                           $ 4,632,23 01                 9              2
Interest income       100,047      121,415   1,347,18    711,360
                                                    5
Foreign withholding   (12,823      (2,442)         --    (587,087
tax                         )                                  )
Stock loan fees         1,998       33,194     54,886         --

                      1,102,5      560,097   2,640,09    4,756,50
Total investment           23                       0          5
income

Expenses:
Investment advisory   217,225      397,060   1,618,97    1,330,21
and management fees                                 6          6
Administrative fees    72,408      124,081    449,715    369,505
Custodian fees         39,443       36,794    132,191    252,237
Transfer agent fees    24,259       40,560    134,820    113,130
Audit fees             14,219       14,963     15,583     20,293
Registration fees      12,653       15,418     30,262     29,881
Insurance               5,310       10,396     24,359     25,537
Trustee fees            1,626        2,943     10,111      8,233
Legal fees              1,218        4,191      7,174      6,055
Miscellaneous           4,957       11,886     19,491     20,937
expenses

                      393,318      658,292   2,442,68    2,176,02
Total expenses                                      2          4
before reduction
Expense reductions    (3,174)     (31,409)   (13,817)    (1,179)

Net expenses          390,144      626,883   2,428,86    2,174,84
                                                    5          5

                      712,379     (66,786)    211,225    2,581,66
Net investment                                                 0
income (loss)

Net Realized and
Unrealized Gain
(Loss):
Net realized gain     2,264,9    5,188,624   4,764,85    8,806,64
on investment              91                       0          8
transactions
Net realized gain
on foreign currency
contracts
     and                   --           --         --    112,058
translations
Net unrealized        5,381,8    (217,687)   39,905,7    27,056,5
appreciation               91                      03         82
(depreciation) of
investments
Net unrealized
appreciation from
foreign
     currency              --           --         --    157,119
translations

                      7,646,8    4,970,937   44,670,5    36,132,4
Net realized and           82                      53         07
unrealized gain

Net Increase in Net
Assets
                    $ 8,359,2 $  4,904,151 $ 44,881,7
                           $ 38,714,0 61           78         67

The accompanying notes are an integral part of these financial statements.




The Managers Funds
Statements of Changes in Net Assets


                                     Managers
                                      Income
                                      Equity
                                       Fund
                                     For the
                                     six months
                                     For the
                                     June 30,
                                     year ended
                                       1997
                                   (unaudited)
December 31, 1996

Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)          $712,379
$1,228,144
Net realized gain on investments
    and foreign currency             2,264,991
3,059,690
transactions
Net unrealized appreciation
(depreciation) of
    investments and foreign          5,381,891
3,401,883
currency translations

                Net increase in
net assets
                     resulting       8,359,261
7,689,717
from operations


Distributions to Shareholders:
From net investment income           (728,568)
(1,207,927)
From net realized gain on                   --
(3,147,241)
investments

                Total                (728,568)
(4,355,168)
distributions to shareholders


From Capital Share Transactions:
Proceeds from sale of shares        20,645,089
34,882,439
Net asset value of shares issued
in connection
     with reinvestment of              633,427
3,705,668
dividends and distributions
Cost of shares repurchased         (19,098,341)
(26,667,124)

               Net increase
(decrease) from
                    capital share    2,180,175
11,920,983
transactions

Total increase (decrease) in net     9,810,868
15,255,532
assets

Net Assets:
Beginning of period                 53,063,029
37,807,497

End of period                      $62,873,897
$53,063,029


End of period undistributed
(overdistributed)
                                       $45,677
$61,866

Share Transactions:
Sale of shares                         647,302
1,177,997
Shares issued in connection with
reinvestment
     of dividends and                   19,642           123,222
distributions
Shares repurchased                   (592,394)         (890,919)
                 Net increase           74,550           410,300
(decrease) in shares



                                      Managers
                                      Capital
                                    Appreciation
                                        Fund
                                      For the
                                     six months       For the
                                   June 30, 1997
                                    year ended
                                    (unaudited)
                                    December 31,
                                                       1
                                                       9
                                                       9
                                                       6

Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)            ($66,786)       $324,010
Net realized gain on investments
    and foreign currency                5,188,624     12,474,078
transactions
Net unrealized appreciation
(depreciation) of
    investments and foreign             (217,687)      (239,860)
currency translations

                Net increase in
net assets
                     resulting          4,904,151     12,558,228
from operations


Distributions to Shareholders:
From net investment income                     --      (330,477)
From net realized gain on                      --
(14,706,217)
investments

                Total                          --
(15,036,694)
distributions to shareholders


From Capital Share Transactions:
Proceeds from sale of shares           14,256,038     47,104,779
Net asset value of shares issued
in connection
     with reinvestment of                      --     13,914,902
dividends and distributions
Cost of shares repurchased           (21,503,286)
(40,611,675)

               Net increase
(decrease) from
                    capital share     (7,247,248)     20,408,006
transactions

Total increase (decrease) in net      (2,343,097)     17,929,540
assets

Net Assets:
Beginning of period                   101,282,301     83,352,761

End of period                         $98,939,204
$101,282,301

End of period undistributed
(overdistributed)
                                        ($66,786)             --
Share Transactions:
Sale of shares                            533,428      1,667,966
Shares issued in connection with
reinvestment
     of dividends and                          --        525,476
distributions
Shares repurchased                      (802,734)
(1,419,363)

                 Net increase           (269,306)        774,079
(decrease) in shares


                                     Managers
                                      Special
                                      Equity
                                       Fund
                                      For the
                                    six months
                                   For the June 30,
                                   1997    year
                                   ended
                                                       (
                                                       u
                                                       n
                                                       a
                                                       u
                                                       d
                                                       i
                                                       t
                                                       e
                                                       d
                                                       )
                                                       D
                                                       e
                                                       c
                                                       e
                                                       m
                                                       b
                                                       e
                                                       r
                                                       3
                                                       1
                                                       ,
                                                       1
                                                       9
                                                       9
                                                       6

Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)            $211,225
($172,893)
Net realized gain on investments
    and foreign currency               4,764,850
16,533,528
transactions
Net unrealized appreciation
(depreciation) of
    investments and foreign           39,905,703
21,777,123
currency translations

                Net increase in
net assets
                     resulting        44,881,778
38,137,758
from operations


Distributions to Shareholders:
From net investment income                    --              --
From net realized gain on                     --
(15,417,452)
investments

                Total                         --
(15,417,452)
distributions to shareholders


From Capital Share Transactions:
Proceeds from sale of shares         283,518,650
200,247,845
Net asset value of shares issued
in connection
     with reinvestment of                     --
12,045,589
dividends and distributions
Cost of shares repurchased         (106,948,301)
(81,942,114)

               Net increase
(decrease) from
                    capital share    176,570,349
130,351,320
transactions

Total increase (decrease) in net     221,452,127     153,071,626
assets

Net Assets:
Beginning of period                  271,433,214     118,361,588

End of period                       $492,885,341
$271,433,214


End of period undistributed
(overdistributed)
                                        $211,225              --
Share Transactions:
Sale of shares                         5,592,862       3,994,546
Shares issued in connection with
reinvestment
     of dividends and                         --         240,100
distributions
Shares repurchased                   (2,119,745)     (1,638,391)

                 Net increase          3,473,117       2,596,255
(decrease) in shares




                                     Managers
                                   International
                                      Equity
                                       Fund
                                      For the
                                    six months       For the
                                   June 30, 1997
                                    year ended
                                    (unaudited)
                                    December 31,
                                                       1
                                                       9
                                                       9
                                                       6

Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)          $2,581,660      $1,992,050
Net realized gain on investments
    and foreign currency               8,918,706       5,649,063
transactions
Net unrealized appreciation
(depreciation) of
    investments and foreign           27,213,701      18,280,159
currency translations

                Net increase in
net assets
                     resulting        38,714,067      25,921,272
from operations


Distributions to Shareholders:
From net investment income                    --     (1,972,418)
From net realized gain on                     --     (6,154,840)
investments

                Total                         --     (8,127,258)
distributions to shareholders


From Capital Share Transactions:
Proceeds from sale of shares         130,317,941     162,992,914
Net asset value of shares issued
in connection
     with reinvestment of                     --
6,457,243
dividends and distributions
Cost of shares repurchased          (90,436,248)
(58,163,660)

               Net increase
(decrease) from
                    capital share     39,881,693
111,286,497
transactions

Total increase (decrease) in net      78,595,760
129,080,511
assets

Net Assets:
Beginning of period                  269,568,416
140,487,905

End of period                       $348,164,176
$269,568,416


End of period undistributed
(overdistributed)
                                      $2,482,551
($99,109)

Share Transactions:
Sale of shares                         2,909,239
3,879,381
Shares issued in connection with
reinvestment
     of dividends and                         --
150,567
distributions
Shares repurchased                   (2,014,761)
(1,374,547)

                 Net increase            894,478
2,655,401
(decrease) in shares


The accompanying notes are an integral part of these financial statements.


Managers Income Equity Fund
Financial Highlights
For a share of capital
stock outstanding
throughout each period

                   For the
                     six
                   months
                    ended
                  June 30,       Year
                    1997        ended
                                Decemb
                                er 31,
                  (unaudit       1996     1995 1994
1993  1992*
                     ed)

Net Asset Value,    $30.49      $28.43    $24.9 $27.8
$27.3 $28.6
Beginning of                                 0     9
8    2
Period

Income from
Investment
Operations:
Net investment        0.39       0.76     0.87  0.80
0.81 0.99
income
Net realized and
unrealized
gain(loss)
on investments        4.17       3.97     7.47 (0.50   2.54 1.72
                                                   )
Total from            4.56       4.73     8.34  0.30   3.35 2.71
investment
operations

Less Distributions
to Shareholders
from:
Net investment      (0.40)      (0.76)    (0.86 (0.83
(0.76 (0.98
income                                       )     )      )    )
Net realized gain      ---      (1.91)    (3.95 (2.46
(2.08 (2.97
on investments                               )     )      )    )

Total               (0.40)      (2.67)    (4.81 (3.29
(2.84 (3.95
distributions to                             )     )      )    )
shareholders

Net Asset Value,    $34.65      $30.49    $28.4 $24.9
$27.8 $27.3
End of Period                                3     0      9    8


Total Return        15.06% (c)  17.08%    34.36 0.99%
12.40 9.80%
                                             %            %
Ratio of net         1.35% (a)  1.44% (a 1.45% 1.33%  1.32% 1.20%
expenses to                (d)        )
average net assets

Ratio of net
investment income
to average
                     2.46% (d)  2.63%    2.85% 3.06%  2.75% 3.52%
Portfolio turnover     21% (c)    33%      36%   46%    41%  41%
Average commission   $0.06      $0.06      ---   ---    ---  ---
rate (b)

Net assets at end  $62,874      $53,06    $37,8 $48,8
$40,9 $49,6
of period (000's                    3       07    75     65   48
omitted)

(a) The Fund has entered into an arrangement with one or more third-party broker-dealers who have paid a portion of the Fund's expenses. Absent this expense reduction, the ratio of expenses to average net assets for the six months ended
June 30, 1997 would
have been 1.36%. The ratio of expenses to average net assets for the year ended December
31, 1996 would have been 1.44%. (See Note 1c of
Notes to Financial Statements.)
(b) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
(c) Not
annualized.
(d) Annualized.
* Audited by
prior auditors.

Managers Capital Appreciation Fund
Financial Highlights
For a share of capital stock outstanding throughout each period

                   For the
                     six
                   months
                    ended
                  June 30,        Year
                    1997         ended
                                 Decemb
                                 er 31,
                  (unaudit        1996       1995  1994
1993 1992*
                     ed)

Net Asset Value,     $26.34      $27.14     $23.2 $25.1
$24.6 $23.46
Beginning of                                    5     7     7
Period

Income from
Investment
Operations:
Net investment       (0.02)        0.09      0.09  0.12  0.19   0.08
income
Net realized and
unrealized
gain(loss)
on investments         1.35        3.66      7.62 (0.49  3.80   2.39
                                                      )
Total from             1.33        3.75      7.71 (0.37  3.99   2.47
investment                                            )
operations

Less
Distributions to
Shareholders:
From net                ---      (0.10)     (0.08 (0.12
(0.19 (0.07)
investment income                               )     )     )
From net realized       ---      (4.45)     (3.74 (1.39
(3.30 (1.19)
gain on                                         )     )     )
investments
In excess of net
realized gain
on investments          ---         ---       --- (0.04   ---    ---
                                                      )

Total                   ---      (4.55)     (3.82 (1.55
(3.49 (1.26)
distributions to                                )     )     )
shareholders

Net Asset Value,     $27.67      $26.34     $27.1 $23.2
$25.1 $24.67
End of Period                                   4     5     7


Total Return          5.09% (c)   13.73%     33.39 (1.50
16.38             10.50%
                                                %    )%     %
Ratio of net          1.26% (a)(   1.33% (a) 1.36% 1.29% 1.18%  1.05%
expenses to                 d)
average net
assets

Ratio of net
investment income
to average
                    (0.13)% (d)    0.34%     0.31% 0.53%
0.74%  0.33%
Portfolio              134% (c)     172%      134%  122%
131%   175%
turnover

Average               $0.06       $0.06       ---   ---
---    ---
commission rate
(b)

Net assets at end   $98,939      $101,2     $83,3 $86,0
$69,3 $56,19
of period (000's                     82        53    42
58      6
omitted)

(a) The Fund has entered into an arrangement with one or more third-party broker-dealers who have paid a portion of the Fund's expenses. Absent this expense reduction, the ratio of expenses to average net assets for the six months ended June 30, 1997 would have been 1.33%. The ratio of expenses to average net assets for the year ended December
31, 1996 would have been 1.38%.
(See Note 1c of Notes to Financial Statements.)
(b) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
(c) Not annualized.
(d) Annualized.
* Audited by prior auditors.

Managers Special Equity
Fund
Financial Highlights
For a share of capital
stock outstanding
throughout each period

                             For
                      the
                             six
                    months
                     ended
                            June     Year
                             30,     ended
                            1997     Decem
                                      ber
                                      31,
                           (unaud    1996
                            19951994 199 199
                            ited)          (a)
                            3  2*

Net Asset Value, Beginning $50.95    $43.3 $36.
$38. $36 $34 of Period                     4  79
90 .14 .49

Income from Investment
Operations:
Net investment               0.02     0.00 (0.0
(0.0 0.0 0.0
income(loss)                                7)
1)   2   5
Net realized and
unrealized gain(loss)
on investments               5.04    10.68 12.2
(0.7                         6.1 5.3
                                             8
6)   2                        5
Total from investment        5.06    10.68 12.2
(0.7                         6.1 5.4
operations                                   1
7)   4                        0
Less Distributions to
Shareholders from:
Net investment income         ---      --- ---  -
-- (0. (0.
                                                    01) 05) Net realized
gain on                       ---    (3.07 (5.6 (1.3 (3. (3.
investments                              )  6)
4) 37) 70)

Total distributions to        ---    (3.07 (5.6
(1.3 (3. (3.
shareholders                             )  6)
4) 38) 75)

Net Asset Value, End of    $56.01    $50.9 $43.
$36. $38 $36 Period                      5  34
79                            .90 .14
Total Return                9.93% (d  24.75 33.9
                                 (1.9 17. 15. )  %  4%  9)% 05% 64%
Ratio of net expenses to    1.35% (c  1.43% 1.44
1.37 1.2 1.2
average net assets                )(          %
%  6%  9%
                                 e)

Ratio of net investment
income to average
                            0.12% (e  (0.10 (0.1
                                 (0.0 0.0 0.1 )      )% 6)%  6)%  7%  4%

Portfolio turnover            24% (d    56% 65%
66% 45% 54%
                                 )

Average commission rate     $0.05    $0.05 ---  -
-- --- --(b)

Net assets at end of       $492,8    $271, $118
$111 $99 $53 period (000's omitted)     85   433
,362 ,584 ,03 ,64
                                                      2   1

(a) Calculated using the weighted average shares outstanding during the year.
(b) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
(c) The Fund has entered into an arrangement with one or more third-party broker-dealers who have paid a portion of the Fund's expenses. Absent this expense reduction, the ratio of expenses to average net assets for the six months ended June 30, 1997 would have been 1.36%.(See Note 1c of Notes to Financial Statements.)
(d) Not annualized.
(e) Annualized.
*  Audited by prior auditors.


Managers International Equity Fund
Financial Highlights
For a share of capital stock
outstanding throughout each period

                For the
                  six
                 months
                 ended
                 June        Year
                  30,       ended
                 1997      Decembe
                       r 31,
                (unaudi     1996 1995(a   1994
1993   1992*
                  ted)              )

Net Asset        $43.69     $39.9  $36.35 $35.92
$26.52 $25.66
Value,                         7
Beginning of
Period

Income from
Investment
Operations:
Net investment     0.37     0.32    0.31  0.16
0.22   0.23
income
Net realized
and unrealized
gain(loss)
on investments     5.22     4.76    5.59  0.56
9.88   0.85
Total from         5.59     5.08    5.90  0.72
10.10   1.08
investment
operations

Less
Distributions
to
Shareholders:
From net            ---     (0.33  (0.13) (0.08)
(0.29) (0.22)
investment                     )
income
In excess of                         ---   ---
(0.11)    ---
net investment
income
From net            ---     (1.03  (2.15)   ---
(0.30)    ---
realized gain                  )
on investments
In excess of
net realized
gain
on investments      ---      ---     --- (0.21)
---    ---

Total               ---     (1.36  (2.28) (0.29)
(0.70) (0.22)
distributions                  )
to
shareholders

Net Asset        $49.28     $43.6  $39.97 $36.35
$35.92 $26.52
Value, End of                  9
Period


Total Return     12.79% (d)  12.77  16.24% 2.00%
38.20%  4.25%
                         %


Ratio of net      1.47% (c)  1.53%   1.58% 1.49%
1.47%  1.45% expenses to             (e)
average net
assets

Ratio of net
investment
income to
average
                  1.75% (e)  0.97%   0.80% 0.60%
0.78%  0.97%

Portfolio           20% (d)   30%     73%   22%
46%    51% turnover

Average           $0.04     $0.03     ---   ---
---    --commission
rate (b)

Net assets at   $348,16     $269,  $140,4 $86,92
$62,27 $23,12 end of period         4      568
88     4      3      9 (000's
omitted)

(a) Calculated using the weighted average shares outstanding during the year.
(b) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
(c)The Fund has entered into an arrangement with one or more third-party broker-dealers who have paid a portion of the Fund's expenses. Absent this expense reduction, the ratio of expenses to average net assets for the six months ended June 30, 1997 would have been 1.47%. (See Note 1c of Notes to
Financial Statements.)
(d) Not annualized.
(e)Annualized.
* Audited by prior auditors.



The Managers Funds
Notes to Financial Statements
June 30, 1997 (unaudited)

(1) Summary of Significant Accounting Policies

The Managers Funds (the "Trust") is a no-load, open-end, management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently the Trust is comprised of 10 investment series.
Included in this report are Managers Income
Equity Fund ("Income Equity"), Managers Capital
Appreciation Fund ("Capital Appreciation"),
Managers Special Equity Fund ("Special Equity") and Managers International Equity Fund
("International Equity"), collectively the
"Funds."

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management's estimates.
The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sales price, or, lacking any sales, on the basis of the last quoted bid price. Over-the-counter securities for which market quotations are readily available are valued at the last quoted bid price. Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost which approximates market. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Trustees.

(b) Security Transactions

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

(c) Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the exdividend date may have passed are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of withholding tax. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums when required for federal income tax purposes. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds in the Trust based upon their average net assets.

Income Equity, Capital Appreciation and Special
Equity each had certain portfolio trades directed to brokers who paid a portion of such Fund's custody expense. For the six months ended June 30, 1997, Income Equity, Capital
Appreciation and Special Equity expenses were reduced by $2,241, $8,208 and $8,930, respectively, under this arrangement.

(d) Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly for Income Equity and annually for Capital Appreciation, Special Equity and
International Equity. Distributions of capital gains, if any, will be made on an annual basis and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency related transactions, losses deferred due to wash sales and equalization accounting for tax purposes.
Permanent book and
tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(e) Repurchase Agreements

Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(f) Federal Taxes

Each Fund intends to comply with the
requirements under Subchapter M of the Internal
Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

(g) Capital Stock

The Trust's Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.
Dividends and distributions to shareholders are recorded on the ex-dividend date.

At June 30, 1997, certain unaffiliated
shareholders, including omnibus accounts, individually held greater than 10% of the outstanding shares of the Funds: Income Equity two own 30%; Capital Appreciation- one owns 27%;
Special Equity- one owns 33%; and International
Equity- two own 34%.

(h) Foreign Currency Translation

The books and records of the Funds are
maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate that
portion of the results of operation resulting
from changes in exchange
rates from the fluctuations resulting from
changes in market prices of securities held.
Such fluctuations are included with the net
realized and unrealized gain or loss on
investments.
(2) Agreements and Transactions with Affiliates
The Managers Funds, L.P. (the "Investment
Manager") provides or oversees investment
advisory and management services to the Funds
under Management Agreements with each Fund. The
Investment Manager selects portfolio managers
for each Fund (subject to Trustee approval),
allocates assets among portfolio managers and
monitors the portfolio managers' investment
programs and results. Each Fund's investment
portfolio is managed by portfolio managers who
serve pursuant to Portfolio Management
Agreements with the Investment Manager and the
Fund. Certain trustees and officers of the Funds
are officers of the Investment Manager.
Investment advisory and management fees are paid
directly by each Fund to The Managers Funds,
L.P. based on average daily net assets. The
annual investment advisory and management fee
rates, as a percentage of average daily net
assets for the six months ended June 30, 1997,
were as follows:
               Investment Advisory
Fund                and Management Fee
Income Equity            0.75%
Capital Appreciation
0.80 Special Equity
0.90
International Equity
0.90


The Trust has adopted an Administrative and Shareholder Servicing Agreement. The Managers
Funds, L.P. serves as each Fund's administrator
(the "Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders.
During the six months ended June 30, 1997, each of the Funds paid a fee to the Administrator at the rate of 0.25% per annum of the Fund's average daily net assets.

An aggregate annual fee of $10,000 is paid to each outside Trustee for serving as a Trustee of the Trust. In addition, these Trustees receive meeting fees of $750 for each inperson meeting attended, and $200 for participation in any telephonic meetings. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees.

(3) Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the six months ended
June 30, 1997 were as follows:

Fund                Purchases Sales
Income Equity            $ 13,770,269
$11,492,463
Capital Appreciation           128,990,758
134,188,428 Special Equity
213,921,486     75,317,957
International Equity             80,199,168
55,847,902

There were no purchases or sales of U.S.
Government securities.

(4) Portfolio Securities Loaned

Certain of the Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers.
Collateral on all securities loaned except for government securities loaned is accepted only in cash. Collateral on government securities loaned is in the form of other similar securities.
Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in money market funds by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

(5) Forward Foreign Currency Contracts
(International Equity only)

During the six months ended June 30, 1997, International Equity invested in forward foreign currency exchange contracts. These investments may involve greater market risk than the amounts disclosed in the Fund's financial statements.

A forward foreign currency exchange contract is an agreement between the Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Fund may invest in non-U.S. dollar
denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Open forward foreign currency contracts for International Equity at June 30, 1997 were as follows:

                         Settlement     Current
                         Unrealized Date
                         Value          Gains
Sell Contracts
DEM  10,967,592               07/31/97
$6,303,141
$93,821
DEM   4,630,654               07/31/97
2,663,887
74,978
Total Sell Contracts
(Receivable Amount $9,135,827)
$8,967,028 $168,799

DEM-German Deutschemark


(6) Contingency
Two lawsuits seeking class action status have been filed against Managers Intermediate
Mortgage Fund, Managers Short Government Fund, the Investment Manager and the Trust, among other defendants. In both of these cases, the plaintiffs seek unspecified damages based upon losses alleged in the two funds named above. In the suit relating to Managers Short Government
Fund, the court has preliminarily approved the parties' agreement to settle all claims by the purported class. However, the settlement is subject to certain conditions such as a pre-determined percentage of class members participating in the settlement and final court approval. For these and other reasons, there can be no assurance that the settlement will be consummated. In addition, a non-class action lawsuit based on similar allegations has been filed by a customer against certain of the defendants named in the class action lawsuits, as well as Managers Short and Intermediate Bond
Fund.  Certain other customers, who are
potentially members of the plaintiff class in each of the two class action lawsuits referred to above, have asserted that they may file similar lawsuits based on similar claims, but have not done so. Management continues to believe that it has meritorious defenses and, if the cases are not settled, Management intends to defend vigorously against these actions.


Where Leading Money Managers Converge

Fund Distributor
The Managers Funds, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203)857-5321 or (800)835-
3879

Custodian
State Street Bank and Trust
Company
1776 Heritage Drive
North Quincy, Massachusetts
02171

Legal Counsel
Shereff, Friedman, Hoffman &
Goodman, LLP 919 Third Avenue
New York, New York 10022

Transfer Agent
Boston Financial Data
Services, Inc. attn: The
Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-
8517 (800)252-0682

The Managers Funds
Equity Funds:
INCOME EQUITY FUND
 Scudder, Stevens & Clark,
Inc.
 Spare, Kaplan, Bischel &
Associates

CAPITAL APPRECIATION FUND
  Essex Investment Management
         Company, Inc.
 Husic Capital Management

SPECIAL EQUITY FUND
 Liberty Investment
Management
 Pilgrim Baxter &
Associates
   Westport Asset
  Management, Inc.

INTERNATIONAL EQUITY
FUND
 Scudder, Stevens &
Clark, Inc.
  Lazard, Freres Asset
     Management Co.

Income Funds:
MONEY MARKET FUND
 J.P. Morgan

SHORT GOVERNMENT FUND
  Jennison Associates
     Capital Corp.

SHORT AND INTERMEDIATE
BOND FUND
 Standish, Ayer &
Wood, Inc.

INTERMEDIATE MORTGAGE
FUND
  Jennison Associates
     Capital Corp.

BOND FUND.
   Loomis, Sayles &
     Company, Inc.

GLOBAL BOND FUND
 Rogge Global Partners

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded by an effective prospectus.